                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported): October 31, 1997




                     Illinois Superconductor Corporation
          ---------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



               Delaware               0-22302            36-3688459
    ----------------------------     -----------       --------------
    (State or Other Jurisdiction     (Commission        (IRS Employer
         of incorporation)           File Number)     Identification No.


    451 Kingston Court, Mount Prospect, Illinois            60056
    --------------------------------------------            -----
      (Address of Principal Executive Offices)           (Zip Code)


    Registrant's telephone number, including area code (847) 391-9400

ITEM 5.   OTHER EVENTS.

On October 31, 1997, the Registrant issued the press release attached hereto as
Exhibit 99.1 announcing its issuance of $3.5 million of convertible preferred stock to two new investors and of $1.5 million of convertible preferred stock under its existing $15 million financing facility. The information contained in this press release is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1         Press Release of Registrant dated October 31, 1997

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Illinois Superconductor Corporation



Dated:  October 31, 1997                By: /s/ EDWARD W. LAVES
                                           -------------------------------------
                                           Edward W. Laves
                                           President and Chief Executive Officer

                                Exhibit Index



     Exhibit #                         Item
  ---------------             ---------------------
       99.1                   Press Release